Exhibit 10.8

THIS DOCUMENT WAS PREPARED BY, AND AFTER RECORDING, RETURN TO:

Michael Wolfe, Esq.
MUCH SHELIST
191 North Wacker Drive
Suite 1800
Chicago, Illinois 60606.1615

PERMANENT TAX INDEX NUMBERS:

This space reserved for Recorder’s use only.
04-05-101-010
04-05-200-008

PROPERTY ADDRESS:

1405 Lake Cook Road
Deerfield, Illinois 60015

MODIFICATION OF LOAN DOCUMENTS

This MODIFICATION OF LOAN DOCUMENTS (this “Agreement”) is made as of the 14th day of August, 2009, by and among by and among TEXTURA Corporation, a Delaware corporation (the “Borrower”) and FIRST MIDWEST BANK, its successors and assigns (the “Lender”).

R E C I T A L S :

A.                                    The Lender previously made a loan (the “Loan”) to Textura, LLC, a Wisconsin limited liability company (“Textura”) as predecessor to the Borrower in the maximum principal amount of TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) pursuant to the terms and conditions of a Construction Loan Agreement dated as of August 14, 2007 (the “Effective Date”), between the Textura and the Lender (the “Loan Agreement”; any capitalized term not otherwise defined in this Agreement shall have the meaning ascribed to such term in the Loan Agreement), and as evidenced by a Promissory Note dated the Effective Date, in the maximum principal amount of the Loan made payable by the Borrower to the order of the Lender (the “Note”).

B.                                    The Note is secured by, among other things, (i) that certain Construction Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of the Effective Date, from Textura to the Lender recorded with the Recorder of Deeds of Cook County, Illinois (the “Recorder’s Office”) on August 15, 2007, as Document No. 0722733126 (the “Mortgage”), which Mortgage encumbers the real property and all improvements thereon legally described on Exhibit “A” hereto (the “Property”); (ii) that certain Assignment of Rents and Leases dated as of the Effective Date from Textura to the Lender and recorded in the Recorder’s Office on August 15, 2007, as Document No. 0722733127 (the “Assignment of Rents”); (iii) that certain Environmental Indemnity Agreement dated the Effective Date from Textura and the Guarantor to the Lender (the “Indemnity Agreement”); and (iv) certain other loan documents (the Loan Agreement, the Note, the Mortgage, the Assignment of Rents, the Indemnity Agreement, the other documents evidencing, securing and guarantying the Loan, in their original form and as amended, are sometimes collectively referred to in this Agreement as the “Loan Documents”).

C.                                    The Borrower, as successor to Textura pursuant to Articles of Merger dated September 27, 2007 filed with the Department of Financial Institutions of the State of Wisconsin on September 27, 2007 desires to amend the Loan Documents in order to, among other things, extend the Maturity Date to August 14, 2011, (ii) Modify the Loan Rate set forth in the Note and (iii) reduce the maximum principal amount of the Loan to ELEVEN MILLION SIX HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($11,658,500.00).

A G R E E M E N T S :

NOW, THEREFORE, in consideration of (i) the facts set forth above (which are incorporated into and made a part of this Agreement), (ii) the agreements by the Lender to modify the Loan Documents, as provided in this Agreement, (iii) the covenants and agreements contained in this Agreement, and (iv) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged, the parties agree as follows:

1.                                      Amended and Restated Promissory Note. Concurrently with the execution and delivery of this Agreement, the Borrower shall execute and deliver to the Lender an Amended and Restated Promissory Note dated even date herewith in the original principal amount of ELEVEN MILLION SIX HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($11,658,500.00) (the “Amended and Restated Note”) made by the Borrower payable to the order of the Lender. Any references to the “Note” contained in any of the Loan Documents should be considered to refer to the Amended and Restated Note. The Amended and Restated Note (i) extends the Maturity Date to August 14, 2011, (ii) adjusts the Loan Rate to a daily rate equivalent of three percent (3.00%) in excess of the LIBOR Rate with a floor of five and one-half percent (5.50%), (iii) modify the repayment provisions and (iv) reduces the amount of the Loan to ELEVEN MILLION SIX HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($11,658,500.00). The term “Maturity Date” as used in the Loan Documents is hereby amended to mean August 14, 2011. The term “Loan” as used in the Loan Documents shall mean the loan of ELEVEN MILLION SIX HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($11,658,500.00) evidenced by the Amended and Restated Note.

2.                                      Substitution of Borrower. Pursuant to the Articles of Merger dated September 27, 2007 filed with the Department of Financial Institutions of the State of Wisconsin on

September 27, 2007, Textura Corporation is the successor in interest to Textura, LLC. All references in the Loan Documents to Borrower or Textura shall mean Textura Corporation, a Delaware corporation.

3.                                      No Additional Disbursements; No Construction, Demolition or Alterations. Notwithstanding any provision to the contrary contained in the Loan Documents, the maximum amount of Loan Proceeds the Lender is required to disburse under the Loan Documents is ELEVEN MILLION SIX HUNDRED FIFTY EIGHT THOUSAND FIVE HUNDRED AND 00/109 DOLLARS ($11,658,500.00), which is the outstanding principal balance of the Loan as of the date of this Agreement; therefore, the Lender will not be required to make any further disbursements of Loan Proceeds (as defined in the Loan Agreement). Furthermore, notwithstanding anything to the contrary contained in any of the Loan Documents, the Borrower shall not (i) make any material alterations in the Premises (as defined in the Mortgage) or (ii) demolish any portion of the Premises without the Lender’s prior written consent, except as required by law or municipal ordinance.

4.                        Modification of Mortgage.

(a)                   The following sentence shall be inserted after the first complete sentence of Section 4 of the Mortgage:

“Until such time as the Borrower shall have exhibited positive earnings as disclosed by the internally prepared quarterly financial statements prepared in accordance with Generally Accepted Accounting Principles, for a period of six (6) consecutive months, Borrower shall be obligated to make the monthly tax deposits as hereinafter set forth.”

(b)                   A new Section 29(c) shall be inserted in the Mortgage immediately after Section 29(b) as follows:

“29(c) Borrower shall maintain an additional operating account with the Mortgagee with a minimum balance of One Million and 00/100 Dollars ($1,000,000.00), which account shall be pledged to the Mortgagee as additional collateral for the Note.”

(c)                    A new Section 29 (d) shall be inserted in the Mortgage immediately after Section 29(c) as follows:

“29(d) The Mortgagor shall make no payments to preferred or common shareholders of any return on or return of capital until such time as the Loan Amount shall have been reduced to Ten Million Three Hundred Sixty Thousand and 00/100 Dollars ($10,360,000.00) and Mortgagor shall have exhibited positive earnings as disclosed by the internally prepared quarterly financial statements prepared in accordance with Generally Accepted Accounting Principles, for a period of six (6) consecutive months.”

5.                                      Representations and Warranties of the Borrower. The Borrower represents, covenants and warrants to the Lender as follows:

(a)                                 The representations and warranties in the Loan Agreement, the Mortgage and the other Loan Documents are true and correct as of this date.

(b)                                 There is currently no Event of Default (as defined in the Loan Agreement) under the Loan Agreement, the Amended and Restated Note, the Mortgage or the other Loan Documents and the Borrower does not know of any event or circumstance which with the giving of notice or passing of time, or both, would constitute an Event of Default thereunder.

(c)                                  The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, they continue to be the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

(d)                                 There has been no material adverse change in the financial condition of the Borrower or any other party whose financial statement has been delivered to the Lender in connection with the Loan from the date of the most recent financial statement received by the Lender.

(e)                                  As of this date, the Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified in this Agreement.

(f)                                   The Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified in this Agreement. The execution and delivery of this Agreement and the performance of the Loan Documents as modified in this Agreement have been duly authorized by all requisite action by or on behalf of the Borrower. This Agreement has been duly executed and delivered on behalf of the Borrower.

6.                                      Title Policy. As a condition precedent to the agreements contained in this Agreement, the Borrower shall, at its sole cost and expense, cause Chicago Title Insurance Company to issue an endorsement to the Lender’s title insurance policy No. 1409 - 008359951 — D2 (the “Title Policy”), as of the date this Agreement is recorded, reflecting the recording of this Agreement and insuring the first priority of the lien of the Mortgage, subject only to the exceptions set forth in the Title Policy as of its date of issuance and any other encumbrances expressly agreed to by the Lender.

7.                                      Extension Fee. In consideration of the Lender’s agreement to extend the Maturity Date of the Loan in accordance with this Agreement, the Borrower agrees to pay to the Lender a non-refundable extension fee in the amount of FIFTY EIGHT THOUSAND TWO HUNDRED NINETY TWO AND 50/100 DOLLARS ($58,292.50) that is due and payable as a condition precedent to the agreements contained in this Agreement.

8.                                      Expenses. As a condition precedent to the agreements contained in this Agreement, the Borrower shall pay all out-of-pocket costs and expenses incurred by the Lender in connection with this Agreement, including, without limitation, title charges, recording fees, appraisal fees and attorneys’ fees and expenses.

9.                                      Miscellaneous.

(a)              This Agreement is governed by and should be construed in accordance with the laws of the State of Illinois.

(b)              This Agreement may not be construed more strictly against the Lender than against the Borrower merely by virtue of the fact that the same has been prepared by counsel for the Lender, it being recognized that the Borrower and the Lender have contributed substantially and materially to the preparation of this Agreement, and the Borrower and the Lender each acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represents that it has been advised by its respective counsel of the legal and practical effect of this Agreement, and recognizes that it is executing and delivering this Agreement, intending to be legally bound by the terms and provisions of this Agreement, of its own free will, without promises or threats or the exertion of duress upon it. The signatories state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

(c)               Notwithstanding the execution of this Agreement by the Lender, nothing contained in this Agreement may be considered to constitute the Lender a venturer or partner of or in any way associated with the Borrower nor will privity of contract be presumed to have been established with any third party.

(d)              The Borrower and the Lender each acknowledge that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of the Borrower and the Lender; and that all such prior understandings, agreements and representations are modified as set forth in this Agreement. Except as expressly modified, the terms of the Loan Documents are and remain unmodified and in full force and effect.

(e)               This Agreement binds and inures to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f)                Any references to the “Loan Agreement”, the “Mortgage”, the “Assignment of Rents” or the “Loan Documents” contained in any of the Loan Documents should be considered to refer to the Loan Agreement, the Mortgage, Assignment of Rents and the other Loan Documents as amended. The paragraph and section headings used in this Agreement are for convenience only and shall not limit the substantive provisions hereof All words in this Agreement that are expressed in the neuter gender should be considered to include the masculine, feminine and neuter genders. Any word in this Agreement that is expressed in the singular or plural should be considered, whenever appropriate in the context, to include the plural and the singular.

(g)                    This Agreement may be executed in one or more counterparts, all of which, when taken together, constitute one original Agreement.

(h)                   Time is of the essence of the Borrower’s obligations under this Agreement.

10.                               Reaffirmation of Loan Documents. Borrower hereby ratifies and affirms the Loan Documents, as amended hereby, and agrees that the Amended and Restated Note and other Loan Documents are and shall be in full force and effect following the execution and delivery of this Agreement.

[Remainder of Page Intentionally Left Blank — Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement dated as of the day and year first above written.

THE BORROWER:

TEXTURA Corporation, a Delaware corporation

By:	/s/ Patrick Allin
Patrick Allin, its Chairman and Chief Executive Officer

STATE OF ILLINOIS	)
).ss
COUNTY OF COOK	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Patrick Allin, the Chairman and Chief Executive Officer of TEXTURA Corporation, a Delaware Corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Chairman and Chief Executive Officer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 6 day of August, 2009.

/s/ John W. Smith
Notary Public

My Commission Expires: September 25, 2009

[SEAL]

[Signatures Continue on Following Page]

SIGNATURE PAGE-BORROWER

MODIFICATION OF LOAN DOCUMENTS

TEXTURA CORPORATION

[Signatures Continued from Preceding Page]

THE LENDER:

FIRST MIDWEST BANK

By:	/s/ Gary A. Brendenbach
Name: Gary A. Brendenbach
Title: Senior Vice President

STATE OF ILLINOIS	)
).ss
COUNTY OF COOK	)

The undersigned, a Notary Public in and for the said County, in the State aforesaid, DO HEREBY CERTIFY that Gary A. Brendenbach the Sr VP of FIRST MIDWEST BANK, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Sr VP, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said banking corporation, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 14th day of August, 2009

/s/ Loretta M. Lally
Notary Public

My Commission Expires: February 27, 2010

[SEAL]

[Signatures Continue on Following Page]

SIGNATURE PAGE-LENDER

MODIFICATION OF LOAN DOCUMENTS
TEXTURA CORPORATION

EXHIBIT “A”

LEGAL DESCRIPTION OF THE PROPERTY

PARCEL 1:

LOT 2 IN LAKE-COOK ROAD INDUSTRIAL PARK, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 AND THE NORTHWEST 1/4 OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SUBDIVISION RECORDED IN THE OFFICE OF THE COOK COUNTY RECORDER OF DEEDS ON FEBRUARY 18, 1982 AS DOCUMENT NO. 26147952, (EXCEPTING AND EXCLUDING FROM SAID LOT 2 THAT PORTION DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 2: THENCE NORTH 00 DEGREES 24 MINUTES 37 SECONDS EAST ON A BEARING BASED ON THE ILLINOIS STATE PLANE COORDINATE SYSTEM NAD 83 EAST ZONE ALONG THE EAST LINE OF SAID LOT 2, A DISTANCE OF 16.96 FEET; THENCE SOUTH 89 DEGREES 52 MINUTES 08 SECONDS WEST, 464.17 FEET; THENCE SOUTH 88 DEGREES 25 MINUTES 45 SECONDS WEST, 85.23 FEET TO THE WEST LINE OF SAID LOT 2; THENCE SOUTH 00 DEGREES 24 MINUTES 24 SECONDS WEST ALONG SAID WEST LINE, 14.53 FEET TO THE SOUTH LINE OF SAID LOT 2, THENCE NORTH 89 DEGREES 53 MINUTES 55 SECONDS EAST ALONG SAID SOUTH LINE 549.35 FEET TO THE POINT OF BEGINNING) IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENT FOR THE BENEFIT OF PARCELS 1 AND 2 AFORESAID FOR INGRESS AND EGRESS AND ACCESS FOR CONSTRUCTION, INSTALLATION, USE, MAINTENANCE, REPAIR AND REPLACEMENT OF FRONTAGE ROAD DESCRIBED IN AND AS CREATED BY DECLARATION AND GRANT OF EASEMENT MADE BY LASALLE NATIONAL BANK, AS TRUSTEE UNDER TRUST AGREEMENT DATED OCTOBER 30, 1972 AND KNOWN AS TRUST NUMBER 44913 DATED AUGUST 1, 1981 AND RECORDED SEPTEMBER 2, 1981 AS DOCUMENT 25987860 OVER THE FOLLOWING DESCRIBED PARCELS OF LAND:

PARCEL 2A:

THE SOUTH 60 FEET OF THE NORTH 120.0 FEET OF THE “PARCEL OF LAND” HEREINAFTER DESCRIBED, IN COOK COUNTY, ILLINOIS.

PARCEL 2B:

THAT PART OF THE NORTH 60 FEET OF SAID “PARCEL OF LAND” BOUNDED ON THE WEST BY THE WEST LINE OF THE 80.00 FOOT RIGHT OF WAY OF PINE STREET (AS SHOWN ON THE THIRD ADDITION TO DEERFIELD PARK UNIT NO. 1, BEING A

SUBDIVISION IN THE SOUTHEAST ‘A OF SECTION 32, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS, RECORDED DECEMBER 22, 1958 AS DOCUMENT 1015141) EXTENDED SOUTH; BOUNDED ON THE EAST BY THE EAST LINE OF THE AFOREMENTIONED PINE STREET, EXTENDED SOUTH, FALLING IN COOK COUNTY, ILLINOIS;

PARCEL 2C:

THAT PART OF THE NORTH 60.00 FEET OF THE SAID “PARCEL OF LAND”; BOUNDED ON THE WEST BY THE WEST LINE OF THE 60.00 FOOT RIGHT OF WAY OF THE NOW NAMED BIRCHWOOD AVENUE (AS SHOWN AS PHEASANT STREET ON A SUBDIVISION OF J.S. HOVLAND’S FIRST ADDITION TO DEERFIELD, BEING A SUBDIVISION IN THE SOUTHWEST % OF SECTION 32, TOWNSHIP 43 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN LAKE COUNTY, ILLINOIS RECORDED NOVEMBER 7, 1924 AS DOCUMENT 248380), EXTENDED SOUTH; AND BOUNDED ON THE EAST BY THE EAST LINE OF THE AFOREMENTIONED BIRCHWOOD AVENUE, EXTENDED SOUTH, IN COOK COUNTY, ILLINOIS.

LEGAL DESCRIPTION OF “PARCEL OF LAND”

THAT PART OF THE EAST ‘/2 OF GOVERNMENT LOT 2 IN THE NORTHWEST 1/4 OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN AND ALSO THE WEST ‘/2 OF GOVERNMENT LOT 2 (EXCEPT THE EAST 878.25 FEET, AS MEASURED ALONG THE NORTH LINE THEREOF) IN THE NORTHEAST % OF SAID SECTION 5, ALL TAKEN AS TRACT, LYING NORTH OF THE NORTH LINE OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56S19626 DATED NOVEMBER 9, 1956 LYING NORTHERLY OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56519626 DATED FEBRUARY 5, 1957 AND LYING SOUTH OF THE SOUTH LINE OF LAKE COOK ROAD, BEING A LINE 50.00 FEET SOUTH OF AND PARALLEL WITH THE NORTH LINE OF BOTH IN THE NORTHWEST ‘A OF THE NORTHEAST Y4 OF SAID SECTION 5;

ALSO

THAT PART OF THE EAST 878.26 FEET (AS MEASURED ALONG THE NORTH LINE) EXCEPT THE NORTH 873.00 FEET OF THE EAST 20.00 FEET OF THE WEST ‘/2 OF GOVERNMENT LOT 2 IN THE NORTHEAST ‘A OF SECTION 5, TOWNSHIP 42 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE NORTH LINE OF TOLLWAY PARCEL T-11-B-2 AS DESCRIBED IN SUPERIOR COURT CASE 56S19626 DATED NOVEMBER 9, 1956 LYING SOUTH OF THE SOUTH LINE OF LAKE-COOK ROAD BEING A LINE 50.00 FEET SOUTH OF AND PARALLEL WITH THE NORTH LINE OF THE NORTHEAST IA OF SAID SECTION 5;

ALSO

THE SOUTH 200 FEET OF THE NORTH 1073.00 FEET OF THE WEST 3 ACRES OF THE NORTHEAST Y4 OF THE NORTHEAST ‘A OF SECTION 5 AFORESAID, ALL IN COOK COUNTY, ILLINOIS (EXCEPTING THEREFROM THAT PART OF SAID EASEMENT FALLING WITHIN PARCEL 1).

P.I.N.:	04-05-101-010
04-05-200-008